UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2021, the Board of Directors (the “Board”) of T2 Biosystems, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, elected Laura Adams to serve as a director of the Company. Ms. Adams was elected to serve as a class I director, to serve on the Board until the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified, or until her earlier death, resignation or removal.

Ms. Adams received an initial grant of 109,836 restricted stock units (“RSU’s”) pursuant to the Non-Employee Director Compensation Plan (the “Plan”) immediately upon her election to the Board on October 18, 2021 (the “Grant Date”). The Plan provides for an initial grant of RSU’s to each non-employee director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2014 Incentive Award Plan. The RSU’s granted to Ms. Adams will vest and become exercisable in substantially equal installments on each of the first three anniversaries of the Grant Date, subject to Ms. Adams continuing to serve on the Board through each such vesting. Ms. Adams will also receive compensation for her service as a Board member in accordance with the Plan, which includes an annual retainer of $40,000 and committee fees as applicable (in each case, pro-rated for the period of her service). Ms. Adams has not been appointed to serve on any committees of the Board.

Ms. Adams has also entered into the Company’s standard indemnification agreement for directors and officers.

There are no related party transactions between the Company and Ms. Adams that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer